UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 26, 2012

SHENGKAI INNOVATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	001-34587	11-3737500
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

No.106 Zhonghuan South Road, Airport Industrial Park Tianjin, People’s Republic of China, 300308
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (86) 22-5883-8509

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On March 26, 2012, Shengkai Innovations, Inc., a Florida corporation (the “Company”), received notification from the NASDAQ that because the closing bid price for Company’s common stock had, for the last 10 consecutive business days, from March 12 through March 23, 2012, been at $1.00 per share or greater, the Company has regained compliance with Listing Rule 5450(a)(1) and the NASDAQ is now treating the Company’s previous non-compliance of the Rule as closed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2012	SHENGKAI INNOVATIONS, INC.

	By:	/s/ David Ming He
David Ming He
Chief Financial Officer